Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of NationsHealth, Inc. (the “Company”) for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Glenn M. Parker, M.D., Chief Executive Officer of the Company, and Timothy Fairbanks, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(a)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2007	By:	/s/ Glenn M. Parker, M.D.
Glenn M. Parker, M.D.
Chief Executive Officer (Principal Executive Officer)

Date: August 14, 2007	By:	/s/ Timothy Fairbanks
Timothy Fairbanks
Chief Financial Officer (Principal Financial Officer)